UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2013

Central Index Key Number of depositor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor, Depositor, Originator, Administrator and Servicer of the Issuing Entities described below)

Central Index Key Number of issuing entity: 0000890493

FIRST USA CREDIT CARD MASTER TRUST

(Issuing Entity of the First USA Collateral Certificate)

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-170794 333-145109 333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 634-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

Chase Issuance Trust, a Delaware statutory trust (the “Issuing Entity”), entered into the Class A(2013-1) Terms Agreement, dated February 13, 2013, pursuant to the Underwriting Agreement, dated February 1, 2013, among the Issuing Entity, Chase Bank USA, National Association and J.P. Morgan Securities LLC.

The Underwriting Agreement was included as Exhibit 1.1(a) to the Form 8-K filed with the Securities and Exchange Commission on February 1, 2013 and is incorporated herein by reference.

On February 13, 2013, Skadden, Arps, Slate, Meagher & Flom LLP delivered its tax opinion with respect to the issuance and sale of $750,000,000 of Class A(2013-1) CHASEseries Notes, to be issued by the Issuing Entity.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(1.1)	Class A(2013-1) Terms Agreement, dated February 13, 2013, among Chase Issuance Trust, Chase Bank USA, National Association and J.P. Morgan Securities LLC.

(8.1)	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION
as Sponsor, Depositor, Originator, Administrator and Servicer
of the First USA Credit Card Master Trust and
the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
	Name:	Patricia M. Garvey
	Title:	Vice President

Date: February 13, 2013